SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)      July  13, 1994
                                                    --------------------------



                             Commercial Credit Company
   ----------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


        Delaware                          1-6594              52-0883351
      --------------                ---------------         --------------
     (State or other                 (Commission            (IRS Employer
     jurisdiction of                  File Number)          Identification No.)
     incorporation)

            300 Saint Paul Place, Baltimore, Maryland          21202
- - -----------------------------------------------------------------------------
                (Address of principal executive offices)     (Zip Code)


                                  (410) 332-3000
   ---------------------------------------------------------------------------
               (Registrant's telephone number, including area code)

                             COMMERCIAL CREDIT COMPANY
                            Current Report on Form 8-K

   Item 5.  Other Events
            ------------

   Commercial Credit Company (the "Registrant") has filed registration statements with the Securities and Exchange Commission, registering debt securities that the Registrant may issue from time to time. In order to update the information incorporated by reference into those registration statements the Registrant is including in this Current Report on Form 8-K the following information regarding legal proceedings, which otherwise would be filed as part of the Registrant's Quarterly Report on Form 10-Q for the second quarter of 1994, as well as certain information regarding the Registrant's results of operations for the three-month and six-month periods ended June 30, 1994.

       In May and June 1994, three purported class action lawsuits were filed against the Company and its subsidiaries Commercial Credit Corporation, Voyager Guaranty Insurance Company and American Health and Life Insurance Company. Two of such actions, Erkins v. First Franklin Financial Corp., et al. and Lawrence v. Commercial Credit Corp., et al., were filed in the Circuit Court, Jefferson County, Alabama. The third action, Princess Nobels
   v. Associates Corporation of North America, was filed in the U.S. District Court for the Middle District of Alabama. The suits allege, among other things, that the Company's subsidiaries charged excessive premiums on credit life insurance, credit property insurance and nonfiling insurance, and that as a result, the Company and its subsidiaries violated various federal and state laws and regulations. The plaintiffs seek, among other things, compensatory and punitive damages in an unspecified amount. The Company believes it has meritorious defenses to these actions and intends to contest the allegations.


   Results of Operations
   ---------------------

   The net income of Commercial Credit Company (the "Company") for the three months and six months ended June 30, 1994 was $56.2 million and $108.8 million, respectively, compared to $62.7 million and $124.0 million, respectively, in the corresponding 1993 periods. The Company's income before income taxes, minority interest and cumulative effect of changes in accounting principles for the three months and six months ended June 30, 1994 was $91.8 million and $179.0 million, respectively, compared to $100.6 million and $214.5 million, respectively, in the corresponding 1993 periods. The Company's revenues for the three months and six months ended June 30, 1994 were $392.5 million and $776.8 million, respectively, compared to $378.8 million and $768.5 million, respectively, in the corresponding 1993 periods.

   Net income for the six months ended June 30, 1993 includes an after-tax charge of $2.4 million related to a change in accounting for post-retirement benefits (FAS No. 106) and an after-tax charge of $3.4 million related to a change in accounting for postemployment benefits (FAS No. 112) adopted during the fourth quarter of 1993 with retroactive application to January 1, 1993.

   At June 30, 1994 the Company had total debt consisting of savings accounts, certificates and deposits of $70.3 million, short-term borrowings of $2,574.3 million and long-term debt of $3,726.0 million. In addition the Company's total stockholder's equity at June 30, 1994 was $1,101.2.

   Ratio of Earnings to Fixed Charges
   ----------------------------------

   The Company's ratio of earnings to fixed charges for the six months ended June 30, 1994 was 1.86. This ratio has been computed by dividing earnings available for fixed charges by fixed charges. For the purpose of this ratio earnings available for fixed charges consist of pre-tax income from continuing operations adjusted for undistributed equity earnings and minority interest and fixed charges; and fixed charges consist of interest expense and that portion of rentals deemed representative of the appropriate interest factor.



                                                     COMMERCIAL CREDIT COMPANY
                                                      SELECTED FINANCIAL DATA
                                                      (In millions of dollars)

     Business Segment Data
     ---------------------
                                                                Three months ended                  Six months ended
                                                                      June 30,                           June 30,
                                                               ----------------------                ------------------
                                                                1994             1993               1994          1993
                                                                ----             ----               ----          ----

     Revenues:
     Consumer Finance                                      $  302.5           $  288.1          $  601.8        $  572.2
     Insurance Services                                        78.5               74.8             153.5           161.0
     Corporate and Other                                       11.5               15.9              21.5            35.3
                                                            -------            -------           -------         -------
                                                           $  392.5           $  378.8          $  776.8        $  768.5
                                                            =======            =======           =======         =======

     Income before cumulative effect
        of changes in accounting principles:
     Consumer Finance                                      $   54.6           $   51.0          $  105.8        $   99.0
     Insurance Services
       (after minority interest of
       $3.8; $4.0; $7.5; $12.2)                                 4.4                3.9               8.7            11.8
     Corporate and Other                                       (2.8)               2.0              (5.7)            5.7
     Equity in income of The
       Travelers Corporation                                    -.                 5.8               -.             13.3
                                                            -------            -------           -------         -------
                                                               56.2               62.7             108.8           129.8
     Cumulative effect of changes in
       accounting principles                                    -.                 -.                -.             (5.8)
                                                            -------            -------           -------         -------
     Net income                                            $   56.2           $   62.7          $  108.8        $  124.0
                                                            =======            =======           =======         =======


     Consumer Finance Operations
     ---------------------------
                                                                As of, and for, the               As of, and for, the
                                                                 Three months ended                 six months ended
                                                                       June 30,                          June 30,
                                                              ------------------------          ------------------------
                                                              1994              1993             1994             1993
                                                              ----              ----             ----             ----
     Net receivables
       Real estate-secured loans                           $2,798.3           $2,663.9          $2,798.3        $2,663.9
       Personal loans                                       2,687.0            2,417.7           2,687.0         2,417.7
       Credit cards                                           697.2              543.0             697.2           543.0
       Sales finance and other                                431.7              264.4             431.7           264.4
                                                            -------            -------           -------         -------

     Consumer finance receivables,
       net of unearned finance charges                      6,614.2            5,889.0           6,614.2         5,889.0
     Accrued interest receivable                               38.1               38.0              38.1            38.0
     Allowance for credit losses                             (174.8)            (163.9)           (174.8)         (163.9)
                                                            -------            -------           -------         -------
     Consumer finance receivables, net                     $6,477.5           $5,763.1          $6,477.5        $5,763.1
                                                            =======            =======           =======         =======

     60+ days past due as % of
       receivables                                             1.88%              2.19%             1.88%           2.19%
     Charge-off rate                                           2.07%              2.34%             2.16%           2.48%
     Average yield                                            15.28%             15.92%            15.25%          15.91%
     Average net interest margin                               8.62%              8.42%             8.57%           8.38%
     Reserves as % of net receivables                          2.64%              2.78%             2.64%           2.78%


Item 7.   Financial  Statements, Pro  Forma Financial  Information
          --------------------------------------------------------
          and Exhibits.
          -------------


          Exhibits:

          Exhibit No.  Description
          ------------  -----------

             1.01 Terms Agreement, dated July 13, 1994, between the Company and Lehman Brothers Inc., as Underwriter, relating to the offer and sale of the Company's
                        7 7/8% Notes due July 15, 2004.

             4.01       Form of Note for the Company's 7 7/8% Notes due
                        July 15, 2004.

                                     SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




   Dated:  July 19, 1994                            COMMERCIAL CREDIT COMPANY



                                                    By  /s/ William T. Bozarth
                                                    --------------------------
                                                    William T. Bozarth
                                                    Vice President

                                     EXHIBIT INDEX




          Exhibit No.  Description
          ------------  -----------

             1.01 Terms Agreement, dated July 13, 1994, between the Company and Lehman Brothers Inc., as Underwriter, relating to the offer and sale of the Company's
                        7 7/8% Notes due July 15, 2004.

             4.01       Form of Note for the Company's 7 7/8% Notes due
                        July 15, 2004.